Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Birks Group Inc. (the “Company”) on Form 20-F for the year ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jean-Christophe Bédos, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2019	/s/ Jean-Christophe Bédos
Jean-Christophe Bédos,
President and Chief Executive Officer